Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
osterweis institutional equity fund

Supplement dated August 5, 2013 to
Prospectus dated June 30, 2013

The following paragraph replaces the last paragraph on page 21 of the statutory prospectus:

The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund to ensure that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) will not exceed 1.50% and 1.00%, respectively, of each Fund’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by a Fund if requested by the Adviser, and the Board approves such reimbursement in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Caps. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. The Expense Caps will remain in effect until at least June 30, 2014 for the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund. The Expense Cap agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the Board.

Please retain this Supplement with the Prospectus.